STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                    Financial Statements for the Period Ended
                               September 30, 1999

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 25, 1999

Dear Standish Funds Shareholder:

Enclosed you will find the annual statement for your Standish Fund for the fiscal year ended September 30, 1999.

During the twelve months ended September 30, 1999, returns from most equity investments have been very strong. For example, large capitalization U.S. stocks, as reflected in the Standard and Poor's 500 Index, provided a total return of 27.79%; smaller cap U.S. stocks, as measured by the Russell 2000 Index, a return of 19.08%; and international stocks, as recorded by the Morgan Stanley Capital International EAFE Index, a total return of 30.94%. Within the market, growth issues have generally performed better than value stocks, and larger capitalization issues have generally performed better than smaller capitalization issues. The past year's results combined with those of prior years have produced very good returns. Specifically, the Standard and Poor's 500 Index annual total return for the five years ending September 30, 1999 was 25.03%, about two and one-half times the very long-term average return for U.S. stocks.

The financial crisis that gripped the world's capital market in the fall of 1998 has waned, and economic growth, especially in the U.S., remains strong. Some acceleration of growth has appeared in Western Europe, as has evidence of a bottoming of the economy in Japan. Corporate profit growth has generally been strong. Although inflation has been quiescent, interest rates have increased reflecting the stronger economic growth. The Federal Reserve has recently tightened monetary policy, reversing the easing that took place a year ago.

Standish Ayer & Wood is devoted to producing superior long-term returns through very disciplined investment philosophies designed to uncover value. We remain confident that we have the capability to do a superior job by adhering to our disciplines. As of September 30, 1999, Standish, Ayer & Wood, Inc., advisor to Standish Funds, together with its affiliate, Standish International Management Company, L.P., had approximately $45 billion of assets under management, including $6 billion of assets in the Standish Funds. Our principal clients are corporate pension trusts, governmental pension funds, insurance companies, endowments and foundations, and high net worth individuals. Standish, Ayer & Wood remains independent and is owned by investment professionals active in the business. The professional staff, now 287, has grown over the last year and includes 111 professionals who hold the Chartered Financial Analyst designation.

We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                       Management Discussion and Analysis

The Standish International Equity Fund achieved a return of 21.26% for the twelve-month period ended September 30, 1999. The Fund's fiscal year was extraordinarily positive for international equity markets, with the MSCI EAFE Index up 30.94%. This represents a 3% premium over the remarkably steady advance in U.S. equities as measured by the S&P 500 Index.

A large part of the performance generated by international stocks over the past twelve months was realized in the fourth quarter of 1998, as global markets soared after the summer financial panic. The summer's events included defaults in Russia, devaluation of Asian currencies, and highly publicized problems at hedge fund Long Term Capital. The U.S. Federal Reserve triggered a recovery in financial markets by easing monetary policy in October, 1998 - a significant action considering that the rate cut took place between scheduled FOMC meetings. Asian markets have since experienced a particularly strong turnaround, producing some of the year's highest returns. Japan began to emerge from the depths of a crippling recession to rise more than 77% in U.S. dollar terms, Hong Kong returned 61%, and Singapore appreciated an astounding 123%, as local shares soared when foreign ownership restrictions were lifted. Europe appreciated 17% over the past twelve months with Scandinavian markets leading the region's rise. Mobil phone maker Nokia fueled a 90% return in Finland, and Sweden posted a solid 41% gain. The United Kingdom and Germany trailed most markets over the fiscal year with identical returns of 16.7%

While the Fund achieved an attractive return of 21.26% for the fiscal year, it trailed the benchmark due mainly to stock selection, as county allocation was fairly neutral. The research team was successful in uncovering portfolio candidates that fit our investment criteria: positive business momentum and attractive valuation. In fact, many of the Fund's holdings reported earnings ahead of analysts' expectations - over two thirds versus approximately half for the universe. Unfortunately, investors often overlooked positive earnings growth in favor of other market developments, such as the flurry of merger activity engendered by Europe's accelerated consolidation. Consequently, many companies with strong earnings power, low price multiples, and solid core businesses did not fare as well as anticipated.

We remain focused on identifying companies that demonstrate this combination of positive relative business momentum and attractive valuation. Our research team is aided in their search for such companies by a series of investment models that have been systematized to evaluate companies on characteristics that effectively gauge value and growth. Historically, the characteristics of our international equity portfolios have exhibited higher positive earnings estimate activity and lower price multiples than the index of international equities.

Looking forward, we believe international equity markets will continue to reward investors with a premium over the U.S. market. Against the backdrop of widespread economic growth, we believe that international companies are well positioned to surpass earnings expectations and post attractive returns.

As always, we appreciate your support of the Standish International Equity Fund and will work diligently to earn and reward your confidence in the coming year.

Sincerely,


/s/ Remi J. Browne

Remi J. Browne

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

             Comparison of Change in Value of $100,000 Investment in
              Standish International Equity Fund and the EAFE Index

[The following table was represented as a mountain graph in the printed materials.]

                           Standish International
                                Equity Fund              EAFE Index
                           ----------------------        ----------
                                   100000                  100000
                                   100350                  100600
                                   101450                  102411
                                    99900                  102923
                                    99600                  100864
                                   103400                  101772
                                   100300                   96276
                                   100750                   94640
                                   110384                  106564
                                   110485                  101769
                                   112818                  106450
                                   106835                  102192
                                   110942                  107302
1 Year                             119206                  111272
                                   118948                  107155
                                   117194                   99654
                                   119103                   89290
                                   116420                   88576
                                   123438                   98674
                                   126018                   97785
                                   132212                   99154
                                   117358                   89536
                                   102925                   77091
                                   110640                   89117
                                   109065                   83859
2 Year                             107963                   85201
                                   110801                   87927
                                   120173                   97380
                                   115139                   91537
                                   116639                   92434
                                   118352                   93358
                                   111658                   86543
                                   116950                   90792
                                   115384                   88976
                                   119217                   93995
                                   121269                   95320
                                   115654                   90840
3 Year                             120621                   95527
                                   120567                   93493
                                   119643                   90146
                                   114482                   84196
                                   115786                   84592
                                   120241                   90251
                                   115188                   85973
                                   112137                   83772
                                   111483                   89025
                                   109194                   87244
                                   107342                   82672
                                   107941                   83450
4 Year                             108595                   83884
                                   108595                   83884
                                   111559                   86417
                                   116446                   93952
                                   119410                  102868
                                   120948                  105039
                                   120069                  103400
                                   123818                  107019
                                   132418                  112798
                                   130213                  110204
                                   139309                  113598
                                   135064                  103715
5 Year                             150169                  111204
                                   159323                  120611
                                   152359                  120274
                                   141352                  115090
                                   145789                  119970
                                   146856                  119286
                                   141268                  120968
                                   146131                  122141
                                   150766                  125036
                                   145273                  121097
                                   147104                  125130
                                   142012                  119111
6 Year                             139645                  119861
                                   132457                  115259
                                   129860                  114936
                                   132578                  122097
                                   137893                  126687
                                   138135                  125180
                                   135974                  122989
                                   142943                  130646
                                   138095                  125662
                                   139246                  128116
                                   134884                  124672
                                   138034                  128141
7 Year                             142640                  133304
                                   145972                  133851
                                   145124                  134303
                                   146033                  137150
                                   153789                  141138
                                   152153                  138541
                                   153168                  139321
                                   147904                  135249
                                   146964                  135545
                                   151413                  139146
                                   148092                  137722
                                   155362                  143202
8 Year                             153255                  141360
                                   149696                  136412
                                   152398                  138643
                                   150619                  139143
                                   150355                  139881
                                   160968                  148987
                                   168472                  157196
                                   170851                  159743
                                   157693                  147810
                                   164972                  156087
                                   156573                  144084
                                   151463                  142614
9 Year                             149469                  143855
                                   158452                  150429
                                   173265                  160087
                                   181617                  165018
                                   186344                  166321
                                   188866                  165506
                                   188017                  166764
                                   189684                  168448
                                   165944                  147578
                                   160148                  143047
                                   174202                  157952
                                   180395                  166040
10 Year                            186131                  172582
                                   185079                  172064
                                   180064                  167969
                                   182248                  174973
                                   192279                  182059
                                   182491                  172685
YTD                                188395                  179418
                                   193458                  184747
                                   193131                  185430
                                   194193                  187303

             ------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/99)

                                                            Since
                                                          Inception
             1 Year     3 Year      5 Year     10 Year   12/08/1988
             ------     ------      ------     -------   ----------

             21.26%      8.65%       5.98%      5.58%       6.32%

             ------------------------------------------------------

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $35,020,185)                                                    $37,101,124
  Cash                                                                1,434,716
  Foreign currency, at value (cost $1,025,533)                        1,032,344
  Receivable for investments sold                                     1,280,449
  Interest and dividends receivable                                     112,009
  Receivable for variation margin on open financial
    futures contracts (Note 6)                                           17,547
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 6)                                          14,530
  Tax reclaim receivable                                                 96,463
  Prepaid expenses                                                        2,448
                                                                    -----------
    Total assets                                                     41,091,630

LIABILITIES
  Payable for investments purchased                     $1,964,989
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                             41,673
  Accrued accounting, custody and transfer agent fees       29,764
  Accrued trustees' fees and expenses (Note 2)               1,465
  Accrued expenses and other liabilities                    35,305
                                                        ----------
    Total liabilities                                                 2,073,196
                                                                    -----------
NET ASSETS                                                          $39,018,434
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $34,407,855
  Accumulated net realized gain                                       2,189,910
  Undistributed net investment income                                   400,152
  Net unrealized appreciation                                         2,020,517
                                                                    -----------
TOTAL NET ASSETS                                                    $39,018,434
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             1,641,724
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     23.77
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (net of foreign withholding taxes of
    $90,474)                                                        $  814,934
  Interest income                                                       58,212
                                                                    ----------
    Total investment income                                            873,146

EXPENSES
  Investment advisory fee (Note 2)                      $  318,110
  Accounting, custody and transfer agent fees              183,431
  Legal and audit services                                  37,345
  Registration fees                                          6,501
  Insurance expense                                          5,835
  Trustees' fees and expenses (Note 2)                       5,584
  Miscellaneous                                              4,860
                                                        ----------
    Total expenses                                         561,666

Deduct:
  Waiver of investment advisory fee (Note 2)              (164,027)
                                                        ----------
    Net expenses                                                       397,639
                                                                    ----------
      Net investment income                                            475,507
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                     2,373,004
    Financial futures contracts                            177,573
    Foreign currency transactions and forward foreign
      currency exchange contracts                           24,892
                                                        ----------
      Net realized gain                                              2,575,469

  Change in unrealized appreciation (depreciation)
    Investment securities                                4,530,485
    Financial futures contracts                             82,914
    Foreign currency and forward foreign currency
      exchange contracts                                    (8,867)
                                                        ----------
      Net change in unrealized appreciation
        (depreciation)                                               4,604,532
                                                                    ----------
    Net realized and unrealized gain                                 7,180,001
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $7,655,508
                                                                    ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          YEAR ENDED     YEAR ENDED
                                                         SEPTEMBER 30,  SEPTEMBER 30,
                                                             1999           1998
                                                         -------------  -------------
INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS
  Net investment income                                   $   475,507   $    544,277
  Net realized gain                                         2,575,469        565,185
  Change in unrealized appreciation (depreciation)          4,604,532     (3,113,110)
                                                          -----------   ------------
  Net increase (decrease) in net assets from investment
    operations                                              7,655,508     (2,003,648)
                                                          -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                 (563,638)      (567,912)
  From net realized gains on investments                     (567,620)    (4,215,438)
                                                          -----------   ------------
  Total distributions to shareholders                      (1,131,258)    (4,783,350)
                                                          -----------   ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                          3,622,377      6,057,674
  Value of shares issued to shareholders in payment of
    distributions declared                                    827,848      4,381,657
  Cost of shares redeemed                                  (8,772,044)   (16,333,667)
                                                          -----------   ------------
  Net decrease in net assets from Fund share
    transactions                                           (4,321,819)    (5,894,336)
                                                          -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     2,202,431    (12,681,334)
NET ASSETS
  At beginning of year                                     36,816,003     49,497,337
                                                          -----------   ------------
  At end of year (including undistributed net
    investment income of $400,152 and $192,475,
    respectively)                                         $39,018,434   $ 36,816,003
                                                          ===========   ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              YEAR ENDED       NINE MONTHS
                                            SEPTEMBER 30,         ENDED           YEAR ENDED DECEMBER 31,
                                          ------------------  SEPTEMBER 30,   --------------------------------
                                           1999(1)    1998        1997          1996        1995        1994
                                          --------  --------  -------------   --------    --------    --------
NET ASSET VALUE, BEGINNING OF YEAR        $  20.17  $  23.57    $  23.25      $  23.54    $  23.12    $  26.74
                                          --------  --------    --------      --------    --------    --------
INVESTMENT OPERATIONS:
  Net investment income*                      0.27      0.32        0.39          0.47        0.04        0.21
  Net realized and unrealized gain
    (loss) on investments                     3.98     (1.17)       1.44          1.28        0.45       (2.08)
                                          --------  --------    --------      --------    --------    --------
Total from investment operations              4.25     (0.85)       1.83          1.75        0.49       (1.87)
                                          --------  --------    --------      --------    --------    --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (0.33)    (0.31)      (0.30)        (0.51)         --       (0.12)
  From net realized gain on investments      (0.32)    (2.24)      (1.21)        (1.53)      (0.07)      (1.63)
                                          --------  --------    --------      --------    --------    --------
Total distributions to shareholders          (0.65)    (2.55)      (1.51)        (2.04)      (0.07)      (1.75)
                                          --------  --------    --------      --------    --------    --------
NET ASSET VALUE, END OF YEAR              $  23.77  $  20.17    $  23.57      $  23.25    $  23.54    $  23.12
                                          ========  ========    ========      ========    ========    ========
TOTAL RETURN                                 21.26%    (2.92)%      7.65%         7.44%       2.14%      (6.99)%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                  1.00%     1.00%       0.84%+        0.50%       1.22%       1.23%
  Net Investment Income (to average
    daily net assets)*                        1.20%     1.30%       1.78%+        1.80%       1.76%       1.52%
  Portfolio Turnover                           195%      206%        155%          163%        108%         51%
  Net Assets, End of Year (000's
    omitted)                              $ 39,018  $ 36,816    $ 49,497      $ 47,739    $ 59,473    $104,435

-----------------
* For the periods indicated, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share        $   0.18  $   0.22    $   0.29      $   0.27          --          --
   Ratios (to average daily net assets):
     Expenses                                 1.41%     1.42%       1.42%+        1.29%         --          --
     Net investment income                    0.79%     0.88%       1.20%+        1.01%         --          --

+    Computed on an annualized basis.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                    SHARES   (NOTE 1A)
--------------------------------------------------------------------------------
EQUITIES -- 94.8%

AUSTRALIA -- 2.5%
Boral Ltd.                                                  82,000  $    125,561
Broken Hill Proprietary                                     16,200       186,627
Leighton Holdings Ltd.                                      34,000       130,710
Qantas Airways Ltd.                                         72,000       225,573
Westfield Trust                                             74,000       149,440
Westpac Banking Corp. Ordinary Shares                       26,900       165,972
                                                                    ------------
                                                                         983,883
                                                                    ------------
BELGIUM -- 2.8%
Arbed                                                        1,600       157,931
Bekaert SA Ordinary Shares                                     740       339,551
Fortis B                                                    11,400       372,247
Solvay Et Cie A NPV                                          3,200       228,445
                                                                    ------------
                                                                       1,098,174
                                                                    ------------
DENMARK -- 0.8%
Tele Danmark Ordinary Shares                                 5,400       322,365
                                                                    ------------
FINLAND -- 0.7%
Enso Oy-A Shares*                                           21,500       285,407
                                                                    ------------
FRANCE -- 7.5%
AGF Assurances Generale France                               3,900       213,911
AXA Company Frf60                                            1,700       215,512
Banque National De Paris                                     3,350       267,930
Ciments Francais-A                                           4,400       323,972
Compagnie De Saint Gobain French                               850       158,731
Elf-Aquitaine Societe National Elf-Aquitaine                 1,500       262,507
Groupe Danone                                                  460       112,163
Michelin B French Regular Shares                             4,170       197,215
Peugeot SA FF35                                              2,100       421,739
Remy Cointreau*                                             10,000       208,084
Rhone Polenc Frf25 "A"                                       5,950       307,938
Societe Generale France Ordinary Shares                      1,200       247,781
                                                                    ------------
                                                                       2,937,483
                                                                    ------------
GERMANY -- 7.4%
BASF AG                                                      6,800       290,251
Commerzbank AG                                              10,600       407,205
DBV-Winterhur Holding                                        7,200       412,584
Deutsche Bank AG                                             6,200       415,817
Deutsche Telekom AG                                          7,800       320,450
Escada AG                                                    2,550       372,791
Karstadt AG Dm50*                                              550       248,848
M.A.N. AG Dm50                                               4,500       135,895
Phoenix AG                                                  19,000       268,642
                                                                    ------------
                                                                       2,872,483
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                    SHARES   (NOTE 1A)
--------------------------------------------------------------------------------
HONG KONG -- 1.9%
Dah Sing Financial Holdings Ordinary Shares                 60,000  $    240,201
Hang Seng Bank Ordinary Shares                              15,000       158,814
Hong Kong Electric                                          62,000       192,341
Regal Hotel International*                                     800            70
Sun Hung Kai Properties                                     18,000       137,285
                                                                    ------------
                                                                         728,711
                                                                    ------------
IRELAND -- 1.5%
CRH PLC Ordinary Shares                                      4,799        92,077
DCC PLC                                                     16,624       130,739
Irish Permanent PLC Ordinary Shares                         22,800       256,680
Kerry Group PLC - A                                          8,600       109,207
                                                                    ------------
                                                                         588,703
                                                                    ------------
ITALY -- 2.5%
ENI Spa                                                     76,300       479,155
Fondiaria La Assicurazioni Spa                              22,400       132,710
R.A.S. Spa                                                  11,900       118,921
Telecom Italia Mobile Ordinary Shares                       39,900       246,906
                                                                    ------------
                                                                         977,692
                                                                    ------------
JAPAN -- 26.8%
Aoyama Trading                                               3,000       101,389
Cosmo Oil Company Ltd.                                      64,000       101,540
DDI Corp.                                                       79       593,316
Daiichi Pharmaceutical                                      15,000       227,845
Daikyo, Inc.*                                               77,000       233,487
Dainippon Ink & Chemical Inc.                               45,000       179,966
Daito Trust Construction Ordinary Shares                    29,000       430,154
Daiwa House Industry                                        27,000       266,908
Hitachi Chemical                                            10,000       170,860
Hitachi Ltd. (Hit. Seisakusho)                              61,000       675,742
House Foods Corp.                                           16,000       233,571
Industrial Bank of Japan                                    44,000       540,706
Kawasaki Kisen                                             108,000       204,807
Kyocera Corp.                                                2,800       212,918
Mazda Motors Corp.                                          56,000       280,736
Mitsubishi Motor Corp.*                                     71,000       385,261
Nippon Shinpan Co. Ordinary Shares                         125,000       416,588
Nomura Securities Co. Ltd.                                  20,000       309,801
Ntt Mobile Communcations                                       110       216,861
Ohbayashi-Gumi Corp. Jpy 50                                 29,000       175,056
Ono Pharmaceutical                                           6,000       222,493
Orient Corporation                                          43,000       153,398
Ricoh Corp. Ltd.                                            24,000       416,823
Rohm Company                                                 1,000       208,881
Sankyo Co. Ltd. Jpy 50                                      10,000       300,413
Seino Transportation Co. Ltd.                               62,000       419,076
Sharp Corp.                                                 18,000       288,284

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                    SHARES   (NOTE 1A)
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
Shikoku Electric Power                                      13,000  $    207,961
Shionogi & Co. Ltd.                                         38,000       311,791
Sumitomo Bank                                               13,000       195,268
Taisho Pharmaceutical Co. Ltd.                               4,000       168,231
Tokyo Broadcasting                                           8,000       161,097
Toyo Seikan Kaisha                                          12,000       259,106
Toyo Suisan Kaisha Ltd.                                     41,000       490,753
Toyota Motor Co.                                             9,000       286,425
Yokogawa Electric                                           56,000       399,549
                                                                    ------------
                                                                      10,447,061
                                                                    ------------
NETHERLANDS -- 5.2%
ABN Amro Holdings                                           11,100       248,741
Gamma Holding                                                6,700       268,824
Getronics NV Andeel                                          4,200       226,556
ING Groep                                                    5,376       293,434
Koninklijke Boskalis Westminster NV                         19,100       309,800
Koninklijke KPN NV                                           3,400       149,842
Koninklijke Philips Electonics Ordinary Shares               2,392       241,977
Royal Dutch Petroleum Co.                                    4,715       274,713
                                                                    ------------
                                                                       2,013,887
                                                                    ------------
NEW ZEALAND -- 0.4%
Telecom New Zealand Ordinary Shares                         38,900       153,627
                                                                    ------------
PORTUGAL -- 1.9%
Banco Pinto & Sotto Mayor                                   10,000       198,481
Cimentos De Portugal SA                                      9,620       159,115
Portugal Telecom SA                                          9,600       400,342
                                                                    ------------
                                                                         757,938
                                                                    ------------
SINGAPORE -- 1.8%
Development Bank of Singapore                               21,467       239,996
Keppel Corp. Ltd. Ordinary Shares                           65,000       189,703
Overseas Union Bank Ordinary Shares                         31,000       137,717
Sembcorp Industries Ltd. Ordinary Shares                       153           176
Singapore Airlines Ltd.                                     15,000       146,514
                                                                    ------------
                                                                         714,106
                                                                    ------------
SPAIN -- 4.0%
Aumar Ordinary Shares                                        7,700       160,061
Endesa SA                                                   15,128       287,993
Faes-Fabric Espan De Product                                10,400       120,966
Inmobiliria Urbis SA*                                       28,200       179,951
Repsol SA                                                    5,800       113,819
Telefonica SA*                                              42,500       681,637
                                                                    ------------
                                                                       1,544,427
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                    SHARES   (NOTE 1A)
--------------------------------------------------------------------------------
SWITZERLAND -- 7.6%
Ares-Serono Group, Class B                                     185  $    292,534
Ascom Holding AG Bearer Shares                                 125       246,030
Cie Financ Richemont-Uts "A"                                   140       283,774
Credit Suisse Group Registered Shares                        1,380       253,203
Grands Magasins Jelmoli SA                                     160       174,967
Helvetia Patria Holding Registered Shares                      410       336,469
Hilti AG-PC                                                    470       355,918
Nestle Registered Shares                                       260       489,191
Roche Holding AG - Genusschein                                 210       243,305
Valora Holding AG Registered Shares                          1,100       279,624
                                                                    ------------
                                                                       2,955,015
                                                                    ------------
UNITED KINGDOM -- 19.5%
Alliance & Leicester PLC+                                   20,900       287,826
Allied Zurich PLC Ordinary Shares                           24,600       286,970
Arcadia Group PLC                                           42,000       117,387
Astrazeneca PLC                                              8,400       346,234
BG PLC                                                      38,200       216,678
BPB Industries PLC                                          30,800       189,664
Barclays PLC Ordinary Shares                                14,200       416,036
Barratt Developments PLC Ordinary Shares                    56,600       244,163
Bass PLC Ordinary Shares                                    18,000       217,221
Billiton PLC                                                32,700       136,971
British Energy PLC                                          54,646       370,686
British Energy PLC- A Shares*                               61,000        58,253
British Petroleum Co. PLC                                   12,400       219,977
British Telecommunications PLC                              29,800       451,159
FKI Babcock                                                 42,600       130,273
Firstgroup                                                  55,700       290,721
Hazlewood Foods PLC                                        142,000       270,042
London & Scotland Marine Oil (Lasmo PLC)                    78,500       178,107
National Westminster                                         7,400       172,161
Rio Tinto PLC Ordinary Shares                               13,000       222,286
Royal Bank of Scotland Group PLC                            37,700       807,651
Signet Group PLC*                                          638,000       522,607
Smith and Nephew Associated PLC                             40,700       127,372
Tate & Lyle PLC                                             32,900       201,219
Tomkins PLC                                                 57,000       238,380
United Utilities PLC                                        24,000       258,656
Vodafone Group PLC                                          15,000       354,145
Wimpey (George) PLC                                        139,000       288,368
                                                                    ------------
                                                                       7,621,213
                                                                    ------------
TOTAL EQUITIES (COST $34,921,236)                                     37,002,175
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                PAR            VALUE
SECURITY                                        RATE           MATURITY        VALUE         (NOTE 1A)
--------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.3%

U.S. GOVERNMENT AGENCY -- 0.3%
U.S. Treasury Bill+                            4.628%         12/23/1999     $ 100,000      $     98,949
                                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $98,949)                                                                                   98,949
                                                                                            ------------

TOTAL INVESTMENTS -- 95.1% (COST $35,020,185)                                               $ 37,101,124

OTHER ASSETS, LESS LIABILITIES -- 4.9%                                                         1,917,310
                                                                                            -------------
NET ASSETS -- 100.0%                                                                        $ 39,018,434
                                                                                            =============

NOTES TO SCHEDULE OF INVESTMENTS:

*     Non-income producing security.
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 6).

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Equity Fund (the "Fund") is a separate, diversified investment series of the Trust.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      D. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for financial futures contracts and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish International Management Company, L.P. ("SIMCO") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. SIMCO voluntarily agreed to limit total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.00% of the Funds average daily net assets for the fiscal year ended September 30, 1999. This agreement is voluntary and temporary and may be discontinued or revised by SIMCO at any time. For the fiscal year ended September 30, 1999, SIMCO voluntarily waived a portion of its investment advisory fee in the amount of $164,027. The Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Trust from SIMCO. Certain of the trustees and officers of the Trust are directors or officers of SIMCO or its affiliates.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Cost of purchases and proceeds from sales of investments, other than short-term investments for the year ended September 30, 1999 were as follows:

                                                         PURCHASES      SALES
                                                        -----------  -----------
      U.S. Government Securities                        $        --  $        --
                                                        ===========  ===========
      Investments (non-U.S.Government Securities)       $74,264,935  $79,584,773
                                                        ===========  ===========

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                     YEAR ENDED     YEAR ENDED
                                                    SEPTEMBER 30,  SEPTEMBER 30,
                                                        1999           1998
                                                    -------------  -------------
      Shares sold                                      158,473        264,292
      Shares issued to shareholders in payment of
        distributions declared                          36,030        231,061
      Shares redeemed                                 (378,286)      (770,220)
                                                      --------       --------
      Net decrease                                    (183,783)      (274,867)
                                                      ========       ========

      At September 30, 1999, the Fund had three shareholders of record owning approximately 14%, 12% and 10% of the total outstanding shares of the Fund.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1999, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $35,104,087
                                                                    ===========
      Gross unrealized appreciation                                   3,445,211
      Gross unrealized depreciation                                  (1,448,174)
                                                                    -----------
      Net unrealized appreciation                                   $ 1,997,037
                                                                    ===========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Funds Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Funds exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      During the year ended September 30, 1999, the Fund did not write any option transactions, nor were there any open written option contracts at September 30, 1999.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 1999, the Fund held the following forward foreign currency exchange contracts.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                   LOCAL PRINCIPAL         CONTRACT              MARKET          AGGREGATE        UNREALIZED
      CONTRACTS TO RECEIVE             AMOUNT             VALUE DATE             VALUE          FACE AMOUNT      GAIN/(LOSS)
      ------------------------------------------------------------------------------------------------------------------------
      British Pound Sterling              606,608          10/1/99          $        998,766  $       998,785   $          (19)
      Euro Dollar                         811,879       10/01-10/04/99               866,449          851,982           14,467
      Japanese Yen                     56,359,000          3/17/00                   543,686          551,052           (7,366)
      Swiss Franc                           4,616          10/4/99                     3,081            3,082               (1)
                                                                            ----------------  ----------------  --------------
      TOTAL                                                                 $      2,411,982  $     2,404,901   $        7,081
                                                                            ================  ================  ==============

                                   LOCAL PRINCIPAL         CONTRACT              MARKET          AGGREGATE        UNREALIZED
      CONTRACTS TO DELIVER             AMOUNT             VALUE DATE             VALUE          FACE AMOUNT       GAIN/(LOSS)
      ------------------------------------------------------------------------------------------------------------------------
      British Pound Sterling              255,656          10/1/99          $        420,930  $       420,941   $           11
      Euro Dollar                       1,672,051       10/01-10/04/99             1,784,397        1,750,117          (34,280)
      Japanese Yen                        742,211          10/4/99                     6,972            7,024               52
      Singapore Dollar                      1,982          10/1/99                     1,166            1,159               (7)
                                                                            ----------------  ---------------   --------------
      TOTAL                                                                 $      2,213,465  $     2,179,241   $      (34,224)
                                                                            ================  ===============   ==============

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At September 30, 1999, the Fund held the following open financial futures contracts:

                                                                         UNDERLYING FACE
      CONTRACT                                POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
      ---------------------------------------------------------------------------------------------------
      Eurotop 100 Futures (4 contracts)         Long        12/17/99        $ 1,170,000       $(40,580)
      Topix Futures (4 contracts)               Long        12/15/99         59,880,000            (78)
                                                                                              --------
                                                                                              $(40,658)
                                                                                              ========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(7)   LINE OF CREDIT:

      The Fund, other funds in the trust and subtrusts in the Portfolio Trust are parties to a committed line of credit facility, which enables each portfolio or fund to borrow, in the aggregate, up to $25 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 1999 the expense related to this commitment fee was $697 for the Fund. During the year ended September 30, 1999, the Fund had no borrowings under the credit facility.

--------------------------------------------------------------------------------

      TAX INFORMATION -- UNAUDITED

      The Fund paid foreign taxes of $90,474 and the Fund recognized $905,408 of foreign source income during the year ended September 30, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Equity Fund:

In our opinion, the accompanying statement of asset and liabilities, including the schedule of investments, and related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust:
Standish International Equity Fund (the "Fund"), at September 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 1999

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